EX-99.906CERT

 Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act

I, Robert Watson, President of Destra Investment Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 31, 2018	/s/ Robert Watson
Robert Watson, President
(principal executive officer)

I, Derek Mullins, Chief Financial Officer of Destra Investment Trust (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	May 31, 2018	/s/ Derek Mullins
Derek Mullins, Chief Financial Officer
(principal financial officer)